2Q 2013 INVESTOR PRESENTATION

We've seen the future of banking...



Our vision becomes a reality.

Lakeland Bancorp, Inc.

THOMAS J. SHARA, PRESIDENT & CEO ✦ JOSEPH F. HURLEY, EVP & CFO

Lakeland Bancorp, Inc.

Statement Regarding Forward-Looking Information

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services, competition and the failure to realize anticipated efficiencies and synergies of the merger of Somerset Hills Bancorp into Lakeland Bancorp. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Corporate Profile

- Second largest commercial bank headquartered in New Jersey
- Founded in 1969
- $3.3 billion commercial bank
- 52 branches





Pennsylvania
New York
SUSSEX
WARREN
PASSAIC
MORRIS
BERGEN
ESSEX
Sussex/Wantage
Wantage
Vernon
Branchville
Branchville Downtown
Hardyston
Franklin
Hewitt
West Milford
Hampton
Bristol Glen
Lafayette
Sparta Town Center
Ringwood
Newfoundland
ADMINISTRATIVE CENTER
Park Ridge
Stillwater
Wyckoff
MILTON OPERATIONS & TRAINING CENTER
Butler
North Haledon
North Warren
Fredon
Park Place
Andover
Byram
Woodland Commons
Cedar Crest Village
Pompton Plains
Wayne
Englewood
Rochelle Park
Teaneck
Boonton
Little Falls
Hackensack
Stanhope
Montville
Wharton
Long Valley
Morristown
Madison
Summit
Mendham
Bernardsville
23
206
80
46
24
31
202
287
280
78

Stockholder Information ("LBAI")

as of June 30, 2013

- Market Cap - $400 million
- 2.49% dividend yield
- Ownership -
  - Institutional - 47%
  - Insider - 11%

- Book Value - $9.55
- Tangible Book Value - $6.39
- Price/BV - 1.18%
- Price/TBV - 1.76%
- Price/Earnings - 13.7
- Est. Price/Earnings - 14.4

Stock price $11.25 as of July 22, 2013

Lakeland Bancorp, Inc.

New Jersey
#1 in Population Density & Household Income

County (Number of Branches)	Market Rank	Deposits in Market ($000)	Deposits in Market (% of Franchise)	Population	Median Household Income ($)
Morris (14)	10	$885,008	32%	493,572	$97,036
Sussex (18)	1	754,854	28%	149,364	81,215
Passaic (8)	8	558,055	20%	500,660	58,123
Bergen (7)	20	319,038	12%	905,506	79,903
Somerset (1)	16	113,302	4%	325,222	97,053
Essex (2)	26	56,720	2%	785,213	52,839
Union (1)	30	38,881	1%	536,279	65,302
Warren (1)	13	17,274	1%	108,729	69,864
Total (52)		**$2,743,132**	**100%**		

SOURCE: SNL FINANCIAL / ESRI - Data As Of June 2012
Including Somerset Hills Bancorp

Lakeland Bancorp, Inc.

Deposit Market Share

All Banks in Counties of Operation (1)				
Rank	Institution	Number of Branches	Deposits in Market ($m)	Market Share (%)
1	Hudson City Bancorp Inc. (NJ)	51	11,339	11.0
2	Toronto-Dominion Bank	97	10,538	10.2
3	Bank of America Corp. (NC)	116	9,818	9.5
4	Wells Fargo & Co. (CA)	98	8,556	8.3
5	JPMorgan Chase & Co. (NY)	134	8,283	8.1
6	New York Community Bancorp (NY)	14	7,258	7.1
7	Valley National Bancorp (NJ)	124	6,849	6.7
8	PNC Financial Services Group (PA)	119	6,444	6.3
9	HSBC	6	3,727	3.6
10	Capital One Financial Corp. (VA)	36	3,267	3.2
11	Investors Bancorp Inc. (MHC) (NJ)	30	2,879	2.8
12	**Lakeland Bancorp (NJ)**	**52**	**2,743**	**2.7**
13	Sovereign Bank	39	1,921	1.9
14	Columbia Bank MHC (NJ)	23	1,775	1.7
15	Provident Financial Services (NJ)	21	1,553	1.5
Total (1-15)		960	86,950	84.6
Total (1-83)		1,245	102,935	100.0

Independent Commercial Banks (2) in Counties of Operation (1)				
Rank	Institution	Number of Branches	Deposits in Market ($m)	Market Share (%)
1	Valley National Bancorp (NJ)	124	6,849	46.0
2	**Lakeland Bancorp (NJ)**	**52**	**2,743**	**18.4**
3	Connect One (NJ)	6	622	4.2
4	Stewardship Financial Corp. (NJ)	14	594	4.0
5	Bank of New Jersey	8	472	3.2
6	Sussex Bancorp (NJ)	8	389	2.6
7	Peapack-Gladstone Financial (NJ)	6	384	2.6
8	First Hope Bancorp (NJ)	6	344	2.3
9	Pascack Bancorp Inc. (NJ)	7	285	1.9
10	Community Bk. of Bergen County (NJ)	4	279	1.9
11	Mariners Bancorp (NJ)	7	259	1.7
12	Center Bancorp Inc. (NJ)	3	252	1.7
13	Regal Bank (NJ)	4	221	1.5
14	City National Bancshares Corp. (NJ)	4	206	1.4
15	BNB Bank	2	168	1.1
Total (1-15)		255	14,067	94.5
Total (1-30)		277	14,906	100.0

SOURCE: FDIC - Data As Of June 2012
(1) Counties of Operation include Bergen, Essex, Morris, Passaic, Sussex and Warren (Pro Forma Union and Somerset)
(2) Includes all commercial banks headquartered in New Jersey

Lakeland Bancorp, Inc.

Loan Portfolio

(Dollars in Millions)



$2,448
$244
$2,014
$2,012
$2,041
$2,147
$2,204
2009
2010
2011
2012
2Q 2013
Loans ex Somerset Hills
Somerset Hills (at 5/31/13)



1%
18%
10%
2%
14%
55%
CRE ($1,343m)
C&I ($234m)
Construction ($52m)
Leases ($33m)
Residential Mortgage ($446m)
Consumer ($340m)

Lakeland Bancorp, Inc.

Commercial Loans
as of June 30, 2013

Commercial Loan Growth
ex leases & consumer loans


(dollars in millions)
$108
$173
$914
$71
$194
$970
$79
$210
$1,013
$46
$216
$1,125
$52
$234
$1,343
2009
2010
2011
2012
2Q 2013
CRE
C&I
Construction

Includes Somerset Hills at 5/31/13


Owner Occupied 37%
Office 14%
Retail 14%
Multi- Family 11%
Industrial 8%
Mixed 7%
Other 5%
Residential Constr. 3%
Commercial Constr. 1%

Lakeland Bancorp, Inc.

Investment Securities

as of June 30, 2013

- $500m (15% of Total Assets)
- Primarily for liquidity purposes
- Short agencies, MBS, Munis
- 2.12% Yield
- 4.6 year Weighted Average Life
- 3.8 year Effective Duration



15%
16%
4%
3%
62%
MBS/CMO ($308m)
Corporate Debt ($15m)
Munis ($80m)
Agencies ($76m)
Equities, FHLB, CRA ($21m)

Lakeland Bancorp, Inc.

Deposits

Core Deposits 88% of Total Deposits

(Dollars in Millions)



16%
7%
5%
35%
23%
14%
DDA ($601m)
Savings ($377m)
NOW ($941m)
MMDA ($422m)
Time < $100k ($195m)
Time > $100k ($137m)



Demand Deposits
$601
$81
$323
$383
$450
$498
$520
2009
2010
2011
2012
2Q 2013

	2009	2010	2011	2012	2Q 2013
% of Total Deposits	15%	17%	20%	21%	23%

Includes Somerset Hills at 5/31/13

Lakeland Bancorp, Inc.

Overview of Somerset Hills Bancorp

Summary Financial Information as of December 31, 2012

Assets:	$369m
Loans:	$239m
Deposits:	$320m
Equity:	$42m
2012 Net Income:	$3.4m
Tang. BV / Share:	$7.79
2012 ROAA:	0.95%
2012 ROAE:	8.15%
NPAs / Assets:	0.2%

Valuation and Deal Overview

Purchase Price:	$65.5m
Goodwill / CDI:	$23.3m / $2.7m
Deal Value(1) / TBV:	154%
Deal Value(1) / 2012 EPS:	19x
One-Time Expenses:	$2.8m est., pre-tax
Anticipated Cost Savings:	$2.8m est. (31%)
EPS Impact(2):	Accretive to 2014 EPS
TBV Impact(2):	~2% dilutive
TCE Ratio Impact(2)(3):	Immediately accretive; est. 25 bps increase

Source: Company Filings and SNL Financial.

(1) Based upon current deal value of $12.00 per share at 20-day average LBAI closing price of $10.032 as of 1/25/13 close.

(2) Based upon current estimates.

(3) Defined as tangible common equity as a percentage of tangible assets.

Lakeland Bancorp, Inc.

Transaction Rationale

- Profitable company with strong asset quality
- Extends markets in Morris, Somerset and Union counties
- Similar cultures and product offerings
- Expansion of mortgage banking and wealth management
- Expanded products/services to existing SOMH customers
- Regulatory capital, TCE ratio and EPS accretive

Lakeland Bancorp, Inc.

Branch Locations



Dingmans Ferry
Highland Lakes
Wawayanda State Park
Abram S Hewitt State
Ramapo Mountains
West Haverstraw
Mt Ivy
Haverstraw
Ossining
Lehman Township
Sloatsburg
New City
Briarcliff Manor
Delaware Water Gap Nat'l Recreation Area
Candon Lakes
Ringwood
Spring Valley
Valley Cottage
Franklin
Suffern
Monsey
Nanuet
Nyack
Sleepy Hollow
Lafayette
Ogdensburg
Mahwah Township
Tarrytown
Hardwick
Ramsey
Pearl River
Wanaque
Irvington
Lake Mohawk
Sparta Mountains
Oakland
Franklin Lakes
Hillsdale
Tappan
Dobbs Ferry
Blairstown
Ridgewood
Westwood
Norwood
Greendell
Byram Cove
Glen Rock
Emerson
Closter
Picatinny Arsenal
Oradell
Hopatcong
Wayne
Fair Lawn
Bergenfield
Yonkers
Knowlton
Allamuchy
Allamuchy State Park
Lincoln Park
Paterson
Rockaway
Mt Vernon
Kenvil
Dover
Parsippany
Fairfield
Garfield
Englewood Cliffs
Budd Lake
Succasunna
Clifton
Lodi
Leonia
Hackettstown
Denville
Fort Lee
Morris Plains
East Hanover
Palisades Park
Carlstadt
Oxford
West Orange
Cliffside Park
North Bergen
Livingston
Bloomfield
Belleville
Union City
Great Neck
Washington
East Orange
Kearny
New York
South Orange
Newark
Irvington
Jersey City
Hampton
Califon
Bernardsville
New Providence

Balance Sheet Composition

Dec 31, 2012

SOMERSET HILLS BANK

Lakeland Bancorp, Inc.

Loans:
- Comm'l
- C & I
- Residential
- Consumer


15%
17%
1%
67%


14%
20%
10%
56%

Deposits:
- DDA
- Transaction
- Time


13%
26%
61%


13%
21%
66%

Lakeland Bancorp, Inc.

2Q Highlights

- Merger with Somerset Hills consummated May 31, 2013
- Net Income $5.9m ($0.19 EPS) vs. $5.5m ($0.20 EPS) 2Q 2012
- Ex $1.5m in merger related expense, Net Income $6.9m ($0.22 EPS)
- $1.2m pre-tax gain on early extinguishment of TRUP
- NIM stable at 3.68%, compared to 3.71% 1Q 2013 and 3.70% 2Q 2013
- NPA's of $20.1m down 22% from 1Q 2013 and down 43% from 2Q 2012

Lakeland Bancorp, Inc.

Earnings per Share

2Q 2013	2Q 2012	Change		2013 YTD	2012 YTD	Change
$0.19	$0.20	(5%)	Reported	$0.36	$0.36	-
0.03	-	-	Merger related costs	0.05	-	-
$0.22	$0.20	10%	EPS ex merger related	$0.41	$0.36	14%

Lakeland Bancorp, Inc.

Non-Performing Assets

(Dollars in millions)


$57.7
$50.2
$43.3
$35.3
$29.2
$28.5
$25.8
$20.1
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2011
2012
2013

As of June 30, 2013	
NPA / Assets	0.62%
NPL / Loans	0.81%
Allowance / Loans	1.21%
Allowance / Loans (excluding Somerset)	1.34%

Lakeland Bancorp, Inc.

Net Interest Margin


3.70%
3.66%
3.67%
3.71%
3.68%

	2Q'12	3Q '12	4Q '12	1Q '13	2Q '13
Asset Yield	4.35%	4.25%	4.14%	4.11%	4.04%
IB Liability Cost	0.81%	0.74%	0.59%	0.51%	0.47%
Spread	3.54%	3.51%	3.55%	3.60%	3.58%
NIM	3.70%	3.66%	3.67%	3.71%	3.68%

Lakeland Bancorp, Inc.

Liability Cost Trends



3.37%
3.47%
3.13%
3.13%
3.10%
2.43%
2.12%
2.13%
0.46%
0.44%
0.40%
0.37%
0.35%
0.32%
0.28%
0.25%
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2011
2012
2013
Cost of Deposits
Borrowings

Lakeland Bancorp, Inc.

Capital Ratios

	Well Capitalized	6/30/2013
Leverage Ratio	5%	9.43%
Tier 1 Ratio	6%	11.53%
Total Risk Based Capital Ratio	10%	12.78%



Tangible Common Equity Ratio
5.46%
5.63%
5.63%
5.60%
5.78%
6.87%
6.84%
6.98%
7.24%
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2011
2012
2013

Lakeland Bancorp, Inc.

LBAI Investment Considerations

- Attractive and expanding market demographics
- Experienced executive management team
- Small business lending focus
- Low cost, core deposit franchise
- Disciplined expense culture
- Shareholder focus
- Scarcity Value